UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 22, 2008

Harsco Corporation
(Exact name of registrant as specified in charter)

DE	1-3970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill, PA	17011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 717-763-7064

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)  On January 22, 2008, the Board of Directors of Harsco Corporation (the “Company”) approved an award of performance-based restricted stock units to six of the Company’s executive officers and certain other officers and employees of the Company.  Pursuant to such approval, the Company granted the following restricted stock units (“RSU”) to the following executive officers of the Company:

Name	Number of Restricted Stock Units	Fair Market Value January 22, 2008

Salvatore D. Fazzolari Chief Executive Officer	20,000 units	$950,000

Geoffrey D. H. Butler Harsco Corporation President and Chief Executive Officer of the Access Services and Mill Services Segments	16,000 units	$760,000

Mark E. Kimmel Senior Vice President, General Counsel and Corporate Secretary	10,000 units	$475,000

Richard C. Neuffer Senior Vice President and Group President, Minerals & Rail Services and Products Group	7,000 units	$332,500

Stephen J. Schnoor Senior Vice President and Chief Financial Officer	4,000 units	$190,000

Richard M. Wagner Vice President and Controller	1,000 units	$47,500

The awards, which vest ratably over the subsequent three years of continuous employment (one third of the original award each year), were made pursuant to the terms of the Company’s 1995 Executive Incentive Compensation Plan. The awards were made pursuant to RSU Agreements in the form of the RSU Agreement filed as Exhibit 10 to the Form 8-K filing dated January 24, 2007, except with respect to Mr. Butler, whose RSU Agreement has been adjusted for certain U.K. tax, legal and other consequences.

In addition, the Board approved a cash payment to Derek C. Hathaway, who currently serves as the Company’s Chairman.  The cash payment is in lieu of a restricted stock unit award for Mr. Hathaway’s performance as Chief Executive Officer (“CEO”) during the period ending December 31, 2007.  The Board, in making the award, took into account the previously established maximum potential grant available to Mr. Hathaway under the plan, the results achieved by the Company under Mr. Hathaway’s leadership, the stage of his career, including his retirement as CEO of the Company as of December 31, 2007, his retirement as Chairman of the Board of Directors following the 2008 Annual Meeting of Stockholders and his goal of diversification of his Company holdings.  Mr. Hathaway’s cash payment was equal to $2,375,000 and was based on the average of the high and low sales price of the Company’s common stock on January 22, 2007 and 50,000 shares.

Mr. Hathaway will receive no compensation for his role as a director and Chairman of the Board during 2008, and will not be eligible to participate in the Company’s compensation programs nor receive additional benefits under the Company’s benefit plans for his services in 2008.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARSCO CORPORATION (Registrant)

DATE January 28, 2008	By:	/s/ Stephen J. Schnoor
Stephen J. Schnoor
Senior Vice President and Chief Financial Officer